                                                                    Exhibit 99.2

                                [ENDURANCE LOGO]

                       ENDURANCE SPECIALTY HOLDINGS LTD.



                         INVESTOR FINANCIAL SUPPLEMENT

                               FIRST QUARTER 2003

Endurance Specialty Holdings Ltd.
Crown House 4 Par-la-Ville Rd.
Hamilton HM 08 Bermuda

Bryan A. Melgar
Corporate Development and Investor Relations
Phone: (441) 278-0491
Fax: (441) 278-0401
email:  bmelgar@endurance.bm


      This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. with the Securities and Exchange Commission, including the final prospectus filed on February 28, 2003, in connection with our initial public offering (Registration No. 33-102026) and Quarterly Report on Form 10-Q.

                     FINANCIAL SUPPLEMENT TABLE OF CONTENTS


                                                                            Page
i. Basis of Presentation                                                      I
ii. Organizational Chart of Executive Management                             II
iii. Organizational Chart of Corporate Structure                            III

I. Financial Highlights (3 sections on one page):                             1

II. Income Statements
    a. Consolidated Statements of Income                                      2
    b. Quarterly Segment Data                                                 3

III. Balance Sheets
     a. Consolidated Balance Sheets                                           4
     b. Return on Equity Analysis                                             5
     c. Summary of Investment Portfolio Information                           6

IV. Loss Reserve Analysis                                                     7

V. Share Analysis
   a. Diluted Shares Outstanding                                              8
   b. Earnings Per Share Analysis -- As Reported                              9
   c. Earnings Per Share Analysis -- Pro Forma, End of Period                10
   d. Book Value Per Share Analysis                                          11

APPLICATION OF THE SAFE HARBOR OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

Some of the statements in this financial supplement may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only to the date on which they are made. We undertake no obligation to publicly update or review any forward looking statement, when as a result of new information, future developments or otherwise.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our Final Prospectus (Registration No. 333-102026), filed with the U.S. Securities and Exchange Commission on February 28, 2003, in connection with our initial public offering.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

- All financial information contained herein is unaudited, except December 31, 2002 balance sheet data.

- Unless otherwise noted, all data are in thousands, except for per share, percentage and ratio information.

- As used in this financial supplement, "common shares" refers to our ordinary shares and class A shares, collectively.

- Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Operating income is an internal performance measure used by the Company in the management of its operations. Management believes that this performance measure delineates the results of operations of the Company's ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current business.

- Investment yield is calculated by dividing net investment income by average invested assets at amortized cost.

- Pro Forma net income per share and Pro Forma operating income per share have been calculated assuming that the 9,600,000 common shares issued in conjunction with the initial public offering and 133,234 phantom shares issued in settlement of certain employee bonuses have been outstanding for the entire period beginning January 1, 2003. In addition, in calculating the diluted shares outstanding under the treasury stock method, the quarter end market price (e.g., $24.19 per share for 1Q 2003) is used to determine the number of shares repurchased instead of the average market price for the quarter (e.g., $22.87 per share for 1Q 2003).

- Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions; taxes, licenses and fees; as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss. GAAP combined ratios differ from statutory combined ratios primarily due to the deferral of certain third party acquisition expenses for GAAP reporting purposes and the use of net premiums earned rather net premiums written in the denominator when calculating the acquisition expense and the general & administrative expense ratios.

-     NM - Not meaningful

                       ENDURANCE SPECIALTY HOLDINGS LTD.
                               ORGANIZATION CHART

                       ENDURANCE SPECIALTY HOLDINGS LTD.

      CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER - KENNETH LESTRANGE

   Chief Financial Officer - JAMES KRONER Chief Actuary - DAVID CASH
        General Counsel - JOHN DEL COL Head of Claims - WILLIAM FAWCETT



                             ENDURANCE REINSURANCE
                             CORPORATION OF AMERICA
                                   (NEW YORK)

                           PRESIDENT - STEVEN CARLSEN

                  Chief Underwriting Officer - WILLIAM JEWETT

                  Chief Financial Officer - WILLIAM BABCOCK

                  General Counsel - EMILY CANELO



                               ENDURANCE SPECIALTY
                                 INSURANCE LTD.

                            PRESIDENT - THOMAS BELL

             Treaty Reinsurance - LOUIS ADANIO
             Property Per Risk and Catastrophe - ROBLEE WOMACK
             Property Individual Risk - THOMAS BONARRIGO
             Excess Casualty and Professional Lines - DAVID CABRAL Healthcare - JUDY HART
             Aerospace - DANIEL IZARD
             Self Insured Risks - RALPH SERIO



                              ENDURANCE WORLDWIDE
                               INSURANCE LIMITED
                                    (LONDON)

                     CHIEF EXECUTIVE OFFICER - MARK BOUCHER

                    International Treaty - DAVID AHMAD

                    Insurance Underwriting - ANDREW BROOKS

                    Chief Financial Officer - SIMON MINSHALL

                       ENDURANCE SPECIALTY HOLDINGS LTD.

                          CORPORATE ORGANIZATION CHART



                       Endurance Specialty Holdings Ltd.
                                   (Bermuda)


                       Endurance Specialty Insurance Ltd.
                                   (Bermuda)


Endurance U.S. Holdings Corp.                      Endurance Worldwide Holdings
(U.S.)                                             Limited (U.K.)


ERCA                                               EWIL
Endurance Reinsurance                              Endurance Worldwide Insurance
Corporation of America                             Limited (U.K.)

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                  FIRST QUARTER ENDED
                                                                                       MARCH 31,         PREVIOUS
                                                                                -----------------------  YEAR QTR
                                                                                   2003         2002      CHANGE
                                                                                ----------   ----------   ------
HIGHLIGHTS             Net income                                               $   51,201   $    3,257       NM
                       Operating income [A]                                         44,869        3,542       NM
                       Gross written premiums                                      362,115      130,921    176.6%
                       Net premiums earned                                         189,653       17,632       NM
                       Total assets                                              2,585,455    1,324,285     95.2%
                       Total shareholders' equity                                1,468,547    1,160,736     26.5%

PER SHARE              Basic earnings per share
AND SHARES DATA            Net income (as reported)                             $     0.88   $     0.05       NM
                           Net income (pro forma) [B]                           $     0.79   $     0.05       NM
                           Operating income (as reported) [A]                   $     0.77   $     0.06       NM
                           Operating income (pro forma) [A] [B]                 $     0.69   $     0.06       NM
                       Diluted earnings per share
                           Net income (as reported)                             $     0.86   $     0.05       NM
                           Net income (pro forma) [B]                           $     0.77   $     0.05       NM
                           Operating income (as reported)                       $     0.75   $     0.06       NM
                           Operating income (pro forma) [B]                     $     0.68   $     0.06       NM

         AS REPORTED   Weighted average common shares outstanding                   58,458       60,000     (2.6)%
                       Weighted average common shares outstanding
                            and dilutive potential common shares                    59,672       60,000     (0.5)%

         PRO FORMA     Common shares outstanding [B]                                64,733       60,000      7.9%
                       Dilutive common shares outstanding [B]                       66,463       60,000     10.8%

         BOOK VALUE    Book value [C]                                           $    22.69   $    19.35     17.3%
         PER SHARE     Diluted book value (treasury stock method) [C]           $    22.06   $    19.35     14.0%


FINANCIAL RATIOS       Quarter ROAE, net income                                        3.8%         0.3%     3.5
                       Quarter ROAE, operating income                                  3.3%         0.3%     3.0
                       Quarter investment yield                                        0.8%         0.5%     0.4

                       Annualized ROAE, net income                                    15.2%         1.1%    14.1
                       Annualized ROAE, operating income                              13.4%         1.2%    12.1
                       Annualized investment yield                                     3.4%         1.9%     1.4

                       Loss ratio                                                     54.9%        54.3%     0.6

         GAAP          Acquisition expense ratio                                      18.2%        15.4%     2.9
                       General and administrative expense ratio                       10.3%        42.1%   (31.9)
                                                                                ----------   ----------   ------
                           Combined ratio                                             83.4%       111.8%   (28.4)

         STAT          Acquisition expense ratio                                      20.5%        18.2%     2.3
                       General and administrative expense ratio                        5.4%         5.7%    (0.3)
                                                                                ----------   ----------   ------

                           Combined ratio                                             80.8%        78.2%     2.6

[A] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses.

[B] Pro Forma Net Income per share and Pro Forma operating income per share have been calculated assuming that the 9,600,000 common shares issued in conjunction with the initial public offering and 133,234 phantom shares issued in settlement of certain employee bonuses have been outstanding for the entire period beginning January 1, 2003. In addition, in calculating the diluted shares outstanding under the treasury stock method, the quarter end market price (e.g., $24.19 per share for 1Q 2003) is used to determine the number of shares repurchased instead of the average market price for the quarter (e.g., $22.87 per share for 1Q 2003).

[C] For detail calculations please refer to page 11 of this financial supplement.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                        CONSOLIDATED STATEMENTS OF INCOME

                                                        FIRST QUARTER ENDED
                                                             MARCH 31,
                                                   -----------------------------
                                                      2003               2002
                                                   ---------          ---------
UNDERWRITING REVENUES
Gross premiums written                             $ 362,115          $ 130,921
Premiums ceded                                        (2,061)                --
                                                   ---------          ---------
                                                     360,054            130,921
Change in unearned premiums                         (170,401)          (113,289)
                                                   ---------          ---------
Net premiums earned                                $ 189,653          $  17,632
                                                   ---------          ---------

UNDERWRITING EXPENSES
Losses and loss expenses                           $ 104,145          $   9,571
Acquisition expenses                                  34,560              2,708
General and administrative expenses                   19,466              7,429
                                                   ---------          ---------
  Total underwriting expenses                        158,171             19,708
                                                   ---------          ---------
  Underwriting income (loss)                       $  31,482          ($  2,076)
                                                   ---------          ---------

OTHER OPERATING REVENUE/EXPENSES
Net investment income                                 14,356              5,618
Interest expense                                      (1,207)                --
Amortization of intangibles                             (405)                --
                                                   ---------          ---------
  Total other operating revenue/expenses           $  12,744          $   5,618
                                                   ---------          ---------

INCOME BEFORE OTHER ITEMS                             44,226              3,542
OTHER
Net foreign exchange gains (losses)                    2,506               (285)
Net realized gains on investments                      4,404                 --
Income tax benefit                                        65                 --
                                                   ---------          ---------
NET INCOME                                         $  51,201          $   3,257
                                                   =========          =========
KEY RATIOS/PER SHARE DATA
Loss ratio                                              54.9%              54.3%
Acquisition expense ratio                               18.2%              15.4%
General and administrative expense ratio                10.3%              42.1%
                                                   ---------          ---------
                                                        83.4%             111.8%
                                                   =========          =========
Weighted average basic shares outstanding             58,458             60,000
Weighted average diluted shares outstanding           59,672             60,000
Basic EPS                                          $    0.88          $    0.05
Diluted EPS                                        $    0.86          $    0.05

ROAE                                                     3.8%               0.3%

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            CONSOLIDATED SEGMENT DATA
                      FOR THE QUARTER ENDED MARCH 31, 2003

                                          PROPERTY PER   PROPERTY      CASUALTY    PROPERTY    CASUALTY     OTHER
                                          RISK TREATY   CATASTROPHE     TREATY    INDIVIDUAL  INDIVIDUAL  SPECIALTY     TOTAL
                                          REINSURANCE   REINSURANCE  REINSURANCE     RISK        RISK        LINES     COMPANY
                                          ------------  -----------  -----------  ----------  ----------  ----------  ----------
UNDERWRITING REVENUES
Gross premiums written                    $   91,979    $   60,634   $   83,427   $   14,597  $   33,522  $   77,956  $  362,115
                                          ----------    ----------   ----------   ----------  ----------  ----------  ----------
Net premiums written                          91,979        61,344       81,162       14,091      33,522      77,956     360,054
                                          ----------    ----------   ----------   ----------  ----------  ----------  ----------
Net premiums earned                           41,036        36,027       40,252       15,015      31,915      25,408     189,653
                                          ----------    ----------   ----------   ----------  ----------  ----------  ----------

UNDERWRITING EXPENSES
Losses and loss expenses                      24,794         6,292       26,654        2,239      24,153      20,013     104,145
Acquisition expenses                           9,119         5,207       10,927        1,585       3,865       3,857      34,560
General and administrative expenses            5,403         2,792        3,913        1,158       2,546       3,654      19,466
                                          ----------    ----------   ----------   ----------  ----------  ----------  ----------
Total expenses                                39,316        14,291       41,494        4,982      30,564      27,524     158,171
                                          ----------    ----------   ----------   ----------  ----------  ----------  ----------
UNDERWRITING INCOME (LOSS)                $    1,720    $   21,736   ($   1,242)  $   10,033  $    1,351  ($   2,116) $   31,482
                                          ==========    ==========   ==========   ==========  ==========  ==========  ==========

GAAP RATIOS
Loss ratio                                      60.4%         17.5%        66.2%        14.9%       75.7%       78.8%       54.9%
Acquisition expense ratio                       22.2%         14.5%        27.1%        10.6%       12.1%       15.2%       18.2%
General and administrative expense ratio        13.2%          7.7%         9.7%         7.7%        8.0%       14.4%       10.3%
                                          ----------    ----------   ----------   ----------  ----------  ----------  ----------
Combined ratio                                  95.8%         39.7%       103.1%        33.2%       95.8%      108.3%       83.4%
                                          ==========    ==========   ==========   ==========  ==========  ==========  ==========

STATUTORY RATIOS
Loss ratio                                      60.4%         17.5%        66.2%        14.9%       75.7%       78.8%       54.9%
Acquisition expense ratio                       27.4%         11.7%        28.6%        10.6%       13.8%       15.4%       20.5%
General and administrative expense ratio         5.9%          4.6%         4.8%         8.2%        7.6%        4.7%        5.4%
                                          ----------    ----------   ----------   ----------  ----------  ----------  ----------
Combined ratio                                  93.7%         33.7%        99.6%        33.7%       97.0%       98.9%       80.8%
                                          ==========    ==========   ==========   ==========  ==========  ==========  ==========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                           CONSOLIDATED BALANCE SHEETS


                                                                      MARCH 31, 2003     DEC. 31, 2002
                                                                      --------------     -------------
ASSETS
Cash and cash equivalents                                               $  312,810         $  256,840
Fixed maturity investments: available for sale                           1,718,221          1,406,409
Premiums receivable, net                                                   379,238            264,355
Deferred acquisition costs                                                 121,715             81,676
Prepaid reinsurance premiums                                                 6,705              7,501
Accrued investment income                                                   17,561             11,209
Intangible assets                                                           15,221             14,344
Other assets                                                                13,984             12,260
                                                                        ----------         ----------
TOTAL ASSETS                                                            $2,585,455         $2,054,594
                                                                        ==========         ==========

LIABILITIES
Reserve for losses and loss expenses                                    $  297,754         $  200,840
Reserve for unearned premiums                                              572,768            403,305
Reinsurance balances payable                                                20,579             16,443
Bank debt                                                                  141,429            192,000
Net payable for investments purchased                                       67,525              6,470
Other liabilities                                                           16,853             18,036
                                                                        ----------         ----------
TOTAL LIABILITIES                                                        1,116,908            837,094
                                                                        ----------         ----------

SHAREHOLDERS' EQUITY
Common shares
  Ordinary - 63,661,185 issued and outstanding (2002 - 54,061,185)      $   63,661         $   54,061
  Class A - 938,815 issued and outstanding (2002 - 938,815)                    939                939
Additional paid-in capital                                               1,205,112          1,009,415
Accumulated other comprehensive income                                      45,256             50,707
Retained earnings                                                          153,579            102,378
                                                                        ----------         ----------
TOTAL SHAREHOLDERS' EQUITY                                               1,468,547          1,217,500
                                                                        ----------         ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $2,585,455         $2,054,594
                                                                        ==========         ==========
Book value per share                                                    $    22.69         $    22.14
Diluted book value per share (treasury stock method)                    $    22.06         $    21.73

CAPITAL RATIOS
Debt-to-capital                                                                8.8%              13.6%

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                            RETURN ON EQUITY ANALYSIS


                                                    FIRST QTR
                                                     MARCH 31,
                                                       2003
                                                  --------------
Average equity                                    $    1,343,024


Net premiums earned                               $      189,653
  Combined ratio                                            83.4%
  Operating margin                                          16.6%
  Premium leverage                                          0.14x
                                                  --------------
IMPLIED ROAE FROM UNDERWRITING ACTIVITY                      2.3%
                                                  --------------


Average invested assets at amortized cost         $    1,708,810
  Investment leverage                                       1.27x
  Current yield, pretax                                    0.840%
                                                  --------------
IMPLIED ROAE FROM INVESTMENT ACTIVITY                        1.1%
                                                  --------------

                                                  --------------
IMPLIED PRE-TAX OPERATING ROAE, FOR PERIOD                   3.4%
                                                  ==============

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              INVESTMENT PORTFOLIO
                              AS OF MARCH 31, 2003

                                            AMORTIZED         UNREALIZED       UNREALIZED
TYPE OF INVESTMENT                            COSTS             GAINS            LOSSES           FAIR VALUE
                                           ----------        ----------        ----------         ----------
Cash and cash equivalents                  $  213,243        $        3        ($      41)        $  213,205
Euro denominated short terms in USD            22,169                 1                --             22,170
U.S. government and agencies                  452,282            13,232              (172)           465,342
Short terms in USD                              6,035                70                (1)             6,104
Corporate securities                          221,745            13,222              (265)           234,702
Foreign corporate securities                   22,643               704                (3)            23,344
Foreign government                            131,202             3,268              (144)           134,326
Municipals                                     78,645               557              (176)            79,026
Asset-backed securities                       187,724             5,437               (20)           193,141
Mortgage-backed securities                    570,531            11,907              (202)           582,236
                                           ----------        ----------        ----------         ----------
  Total                                    $1,906,219        $   48,401        ($   1,024)        $1,953,596
                                           ==========        ==========        ==========         ==========


RATINGS                                        FAIR VALUE        PERCENTAGE
                                               ----------        ----------
U.S. Government and government agencies        $  465,344              23.8%
AAA / Aaa                                       1,197,802              61.3%
AA / Aa                                            91,804               4.7%
A / A                                             198,646              10.2%
BBB                                                    --                --
                                               ----------        ----------
  Total                                        $1,953,596             100.0%
                                               ==========        ==========


                                   AMORTIZED
MATURITY                             COSTS          FAIR VALUE
                                  ----------        ----------
Within one year                   $  276,773        $  277,485
From one to five years               570,812           588,848
From five to ten years               249,076           259,921
Above ten years                       51,303            51,964

Asset-backed securities              187,724           193,141
Mortgage-backed securities           570,531           582,237
                                  ----------        ----------
  Total                           $1,906,219        $1,953,596
                                  ==========        ==========


PERFORMANCE                    MARCH 31, 2003
                               --------------
Total return, annualized           3.87%
Duration                           2.52

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                      RESERVE FOR LOSSES AND LOSS EXPENSES


                                                       FIRST QTR         YEAR ENDED
                                                       MARCH 31,          DEC. 31,
                                                          2003              2002
                                                       ---------         ---------
Reserve for losses and loss expenses, January 1        $ 200,840                --
  Incurred related to:
  Current year                                           111,011           204,455
Prior years                                               (6,866)               --
                                                       ---------         ---------
Total incurred                                           104,145           204,455
                                                       ---------         ---------
Paid related to:
  Current year                                                --            (4,680)
  Prior years                                             (7,116)               --
                                                       ---------         ---------
Total paid                                                (7,116)           (4,680)
                                                       ---------         ---------
Foreign exchange losses (gains)                             (115)            1,065
RESERVE FOR LOSSES AND LOSS EXPENSES                   $ 297,754         $ 200,840
                                                       =========         =========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                 DILUTED SHARE ANALYSIS USED FOR EPS CALCULATION

                                                                                                  FIRST QUARTER ENDED
                                                                                                       MARCH 31,
                                                                                     -----------------------------------------------
                                                                                           2003                          2002
                                                                                     -----------------             -----------------
DILUTIVE SHARES OUTSTANDING:    Quarterly average market price per share                       $22.87                        $19.36
AS REPORTED

                                Basic weighted average common shares outstanding               58,458                        60,000

                                Add: weighted ave. dilutive warrants outstanding                7,243                           ---
                                  Weighted average exercise price per share                    $20.00                        $20.00
                                Less: warrants bought back via treasury method [A]             (6,334)                          ---

                                Add: weighted ave. dilutive options outstanding                 3,363                           ---
                                  Weighted average exercise price per share                    $20.03                        $20.00
                                  Proceeds from unrecognized option expense [A]                $2,567                        $3,808
                                Less: options bought back via treasury method [A]              (3,058)                          ---

                                                                                     -----------------             -----------------
                                DILUTED WEIGHTED AVERAGE SHARES OUTSTANDING                    59,672                        60,000
                                                                                     =================             =================


                                                                                                  FIRST QUARTER ENDED
                                                                                                       MARCH 31,
                                                                                     -----------------------------------------------
                                                                                           2003                          2002
                                                                                     -----------------             -----------------
DILUTIVE SHARES OUTSTANDING:    Market price per share at period end                           $24.19                        $19.35
PRO FORMA [B]

                                Basic common shares outstanding                                64,733                        60,000

                                Add: warrants outstanding                                       7,243                           ---
                                  Weighted average exercise price per share                    $20.00                        $20.00
                                Less: warrants bought back via treasury method [A]             (5,988)                          ---

                                Add: options outstanding                                        3,403                           ---
                                  Weighted average exercise price per share                    $20.06                        $20.00
                                  Proceeds from unrecognized option expense [A]                $2,567                        $3,808
                                Less: options bought back via treasury method [A]              (2,928)                          ---

                                                                                     -----------------             -----------------
                                DILUTED SHARES OUTSTANDING                                     66,463                        60,000
                                                                                     =================             =================

NOTE: Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding.

[A] The treasury stock method assumes that the proceeds received from the exercise of options or warrants will be used to repurchase the Company's common shares at the average market price during the period of calculation. SFAS No. 123 also requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of the treasury stock repurchases.

[B] Pro Forma diluted shares outstanding have been calculated assuming that the 9,600,000 common shares issued in conjunction with the initial public offering and 133,234 phantom shares issued in settlement of certain employee bonuses have been outstanding for the entire period beginning January 1, 2003. In addition, in calculating the diluted shares outstanding under the treasury stock method, the quarter end market price ($24.19 per share) is used to determine the number of shares repurchased instead of the average market price for the quarter ($22.87 per share). All warrants and options issued in the quarter are also assumed to have been outstanding for the entire quarter.

                        ENDURANCE SPECIALTY HOLDINGS LTD.
               EARNINGS PER SHARE INFORMATION - AS REPORTED, GAAP
                              TREASURY STOCK METHOD


                                                       FIRST QUARTER ENDED
                                                            MARCH 31,
                                                  -----------------------------
                                                     2003               2002
                                                  ----------         ----------
Net income                                        $   51,201         $    3,257
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                 (2,331)               285
  Net realized losses (gains) on investments          (4,001)                --
                                                  ----------         ----------
Operating income                                  $   44,869         $    3,542
                                                  ==========         ==========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic                                                 58,458             60,000
Diluted                                               59,672             60,000

BASIC PER SHARE DATA
Net income                                        $     0.88         $     0.05
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                  (0.04)              0.00
  Net realized losses (gains) on investments           (0.07)                --
                                                  ----------         ----------
Operating income                                  $     0.77         $     0.06
                                                  ==========         ==========

DILUTED PER SHARE DATA
Net income                                        $     0.86         $     0.05
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                  (0.04)              0.00
  Net realized losses (gains) on investments           (0.07)                --
                                                  ----------         ----------
Operating income                                  $     0.75         $     0.06
                                                  ==========         ==========

                        ENDURANCE SPECIALTY HOLDINGS LTD.
            EARNINGS PER SHARE INFORMATION - PRO FORMA, END OF PERIOD
                              TREASURY STOCK METHOD


                                                       FIRST QUARTER ENDED
                                                            MARCH 31,
                                                  -----------------------------
                                                     2003               2002
                                                  ----------         ----------
Net income                                        $   51,201         $    3,257
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                 (2,331)               285
  Net realized losses (gains) on investments          (4,001)                --
                                                  ----------         ----------
Operating income                                  $   44,869         $    3,542
                                                  ==========         ==========

COMMON SHARES OUTSTANDING
Basic                                                 64,733             60,000
Diluted                                               66,463             60,000

BASIC PER SHARE DATA
Net income                                        $     0.79         $     0.05
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                  (0.04)              0.00
  Net realized losses (gains) on investments           (0.06)                --
                                                  ----------         ----------
Operating income                                  $     0.69         $     0.06
                                                  ==========         ==========

DILUTED PER SHARE DATA
Net income                                        $     0.77         $     0.05
Add (Less) after-tax items:
  Net foreign exchange losses (gains)                  (0.04)              0.00
  Net realized losses (gains) on investments           (0.06)                --
                                                  ----------         ----------
Operating income                                  $     0.68         $     0.06
                                                  ==========         ==========


NOTE: Pro Forma diluted shares outstanding have been calculated assuming that the 9,600,000 common shares issued in conjunction with the initial public offering and the 133,234 phantom shares issued in settlement of certain employee bonuses have been outstanding for the entire period beginning January 1, 2003. In addition, in calculating the diluted shares outstanding under the treasury stock method, the quarter end market price ($24.19 per share) is used to determine the number of shares repurchased instead of the average market price for the quarter ($22.87 per share).

                        ENDURANCE SPECIALTY HOLDINGS LTD.
                              BOOK VALUE PER SHARE

                                                                                               FIRST QUARTER ENDED
                                                                                                    MARCH 31,
                                                                                ---------------------------------------------------
                                                                                       2003                            2002
                                                                                -------------------             -------------------
DILUTIVE SHARES OUTSTANDING:    Price per share at period end                               $24.19                          $19.35
AS-IF CONVERTED [A]

                                Basic common shares outstanding                             64,733                          60,000

                                Add: warrants outstanding                                    7,243                           9,292
                                 Weighted average exercise price per share                  $20.00                          $20.00

                                Add: options outstanding                                     3,408                           3,096
                                 Weighted average exercise price per share                  $20.06                          $20.00

                                Book Value                                              $1,468,547                      $1,160,736
                                Add: proceeds from converted warrants                      144,858                             ---
                                Add: proceeds from converted options                        68,374                             ---
                                                                                -------------------             -------------------
                                 Pro forma book value                                   $1,681,779                      $1,160,736

                                Diluted shares outstanding                                  75,384                          60,000


                                Basic book value per share                                  $22.69                          $19.35
                                Diluted book value per share                                $22.31                          $19.35

DILUTIVE SHARES OUTSTANDING:    Price per share at period end                               $24.19                          $19.35
TREASURY STOCK METHOD

                                Basic common shares outstanding                             64,733                          60,000

                                Add: warrants outstanding                                    7,243                             ---
                                 Weighted average exercise price per share                  $20.00                          $20.00
                                Less: warrants bought back via treasury method              (5,988)                            ---

                                Add: options outstanding                                     3,403                             ---
                                 Weighted average exercise price per share                  $20.06                          $20.00
                                Less: options bought back via treasury method               (2,822)                            ---

                                Diluted shares outstanding                                  66,569                          60,000


                                Basic book value per share                                  $22.69                          $19.35
                                Diluted book value per share                                $22.06                          $19.35

[A] The as-if converted method assumes that the proceeds received upon exercise of options and warrants will be retained by the Company and the resulting common shares from exercise will remain outstanding.